OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
               Class C Share Certificate (8-1/2" x 12-5/8")

I. FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)

               (upper left)   box with heading: NUMBER (OF SHARES)

               (upper right)  box with heading: SHARES

               (centered
               below boxes)   OPPENHEIMER INTERMEDIATE MUNICIPAL
                                     FUND
                    A MASSACHUSETTS BUSINESS TRUST

     (at left) THIS IS TO CERTIFY  (at right) SEE REVERSE FOR
                                           CERTAIN DEFINITIONS

                                   box with CUSIP number
                                        683957 401
     (at left)     is the owner of

     (centered)     FULLY PAID CLASS C SHARES OF
                    BENEFICIAL INTEREST OF

                    OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                     ------------------------
               (hereinafter called the "Fund") transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

          (at left                      (at right
          of seal)                       of seal)
          (signature)                   (signature)

          /s/ George C. Bowen           /s/ Bridget A. Macaskill

          ---------------------         ------------------------
          TREASURER                     PRESIDENT

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                  OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
                                   SEAL
                                   1986
                       COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                  Countersigned
                              OPPENHEIMERFUNDS SERVICES
                              (A division of OppenheimerFunds,
                              Inc.)
                              Englewood (Colo.) Transfer Agent

                              By------------------------------
                                        Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 [certificate number]


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - -----------------  Custodian ---------
                              (Cust)                   (Minor)

UNDER UGMA/UTMA --------------------
                    (State)

Additional abbreviations may also be used though not on above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

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(Please print or type name and address of assignee)

-----------------------------------------------------

---------------------------------------------- Class C Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ------------------------- ---- Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: -----------------------

                         Signed: -----------------------------
                              -------------------------------------
                         (Both must sign if joint owners)

                              Signature(s) ------------------------
                              Guaranteed          Firm or Bank
                              By:       --------------------------
                                                  Officer

(text printed       NOTICE: The signature(s) to this assignment
vertically to       must correspond with the name(s) as written
right of above      upon the  face of the certificate in every
paragraph)          particular without alteration or enlargement or
                    any change whatever.

(text printed in    Signatures must be guaranteed by a financial
box to left of      institution of the type described in the
signature(s)        current prospectus of the Fund.



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                 THIS SPACE MUST NOT BE COVERED IN ANY WAY



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